Subsequent Events	12 Months Ended
Mar. 31, 2025
Subsequent Events [Abstract]
Subsequent Events

15. Subsequent Events

The Company has assessed all events from March 31, 2025, up through the date of this report, which is the date that these consolidated financial statements are available to be issued, except for disclosed below, there are not any material subsequent events that require disclosure in these consolidated financial statements.

The Company completed its initial public offering on the NASDAQ on July 8, 2025, issuing 1,500,000 ordinary shares at a price of US$4.00 per share. In addition, the Company entered into an underwriting agreement with the underwriter on July 7, 2025, which granted the underwriter a 45-day option to purchase up to an additional 225,000 ordinary shares at the public offering price of US$4.00 per share, less underwriting discounts, to cover any over-allotment. Subsequently, on July 24, 2025, the underwriter exercised the over-allotment option in full, purchasing an additional 225,000 ordinary shares at the public offering price of US$4.00 per share. The initial public offering and the exercise of the over-allotment option closed on July 24, 2025, with gross proceeds totaling US$6,900,000, before deducting underwriting discounts and offering expenses. The ordinary shares began trading on July 8, 2025 on The Nasdaq Capital Market and commenced trading under the ticker symbol “MSGY”.